UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

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OPAL Fuels Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-40272 (Commission File Number)	98-1578357 (IRS Employer Identification No.)
One North Lexington Avenue, Suite 1450 White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 705-4000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OPAL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 23, 2023, OPAL Fuels Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 24, 2023 (the “Record Date”), there were 27,694,332 shares of Class A common stock outstanding, each share being entitled to one vote, and 144,399,037 shares of Class D common stock outstanding, each share being entitled to five votes (the Class A common stock and Class D common stock, collectively, the “Common Stock”). Accordingly, as of the Record Date, there were 27,694,332 Class A common stock votes and 721,995,185 Class D common stock votes, respectively, available to be cast, for a total of 749,689,517 votes available to be cast. At the Annual Meeting, the holders of 737,659,033 votes of the Common Stock were represented in person or by proxy, constituting a quorum. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 9, 2023.

Item 1 - Election of seven directors to hold office until the Annual Meeting of Stockholders to be held in 2024 or until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

Nominee	FOR	WITHHELD	Broker Non-Votes
Mark Comora, Chairman	731,283,912	2,291,193	4,083,928
Betsy L. Battle	732,231,052	1,344,053	4,083,928
Scott Dols	732,231,052	1,344,053	4,083,928
Kevin M. Fogarty	733,358,460	216,645	4,083,928
Marco F.Gatti	733,358,425	216,680	4,083,928
Nadeem Nisar	731,284,260	2,290,845	4,083,928
Ashok Vemuri	733,358,459	216,646	4,083,928

Item 2 - Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

FOR	AGAINST	ABSTENTIONS	Broker Non-Votes
737,621,288	36,195	1,550	0

Based on the foregoing votes, the seven director nominees were elected, and the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was ratified.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2023

OPAL Fuels Inc.

By:	/s/ Ann Anthony
Name:	Ann Anthony
Title:	Chief Financial Officer